EXHIBIT 10-AH



AGREEMENT FOR PURCHASE OF OPTION

THIS AGREEMENT made to be effective as of the 1st day of

June, 1999 by and between QUALITY DINING, INC. (the

"Company") and DANIEL B. FITZPATRICK (the "Executive").

Statement of Facts


1.   The Company has previously

 granted the Executive certain options (the "Options") to

purchase the Company's common stock pursuant to the

Company's 1993 Stock Option and Incentive Plan (the "Plan"),

which options are identified on Schedule A hereto.


2.   The Company desires to cancel

the Options by purchasing them from the Executive and the

Executive is willing to surrender the Options all on the

terms and conditions set forth herein.


NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:


1.   Surrender.  The Executive hereby surrenders the

Options to the Company and releases any and all of

Executive's right, title and interest in and to the Options, whether vested or unvested, and any and all rights, privileges and

appurtenances thereto.


2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $23,698.50. The Company and the Executive acknowledge that the Purchase Price set forth herein equals

the fair market value of the Options on the date hereof.


3.  Governing Law.  This Agreement shall be governed

by and construed in accordance with the laws of the State of

Indiana.


4.   Entire Agreement.  This Agreement constitutes

the entire agreement of the parties with respect to the

subject matter hereof and may not be amended or modified

otherwise than by a written agreement executed by the

parties hereto.


5.   Withholding.  The Company may withhold from the

amount payable under Section 2 above, such federal, state or local taxes as shall be required to be withheld pursuant to

any applicable law or regulation.


IN WITNESS WHEREOF, the Executive and the Company have each

caused this Agreement to be executed as of the day and

year first above written.

"Company"

QUALITY DINING, INC.

/s/_________________

By:  John C. Firth

Its:  Executive Vice President and General Counsel

"Executive" /s/_______________

Daniel B. Fitzpatrick



SCHEDULE A

Daniel B. Fitzpatrick

Grant Date               Options Granted
----------               ----------------
12/27/96                   40,440

12/29/95                   17,550

5/30/96                   100,000
                          -------
TOTAL                     157,990



EXHIBIT 10-AI



AGREEMENT FOR PURCHASE OF OPTIONS

THIS AGREEMENT made to be effective as of the 1st day of

June, 1999 by and between QUALITY DINING, INC. (the

"Company") and JOHN C. FIRTH (the "Executive").

Statement of Facts


1.   The Company has previously granted the Executive

certain options (the "Options") to purchase the Company's

common stock pursuant to the Company's 1993 Stock Option and

Incentive Plan (the "Plan"), which options are identified on

Schedule A hereto.


2.   The Company desires to cancel the Options by purchasing

them from the Executive and the Executive is willing to

surrender the Options all on the terms and conditions set

forth herein.



NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:



1.   Surrender.  The Executive hereby  surrenders the

Options to the Company and releases any and all of

Executive's right, title and interest in and to the Options,

whether vested or unvested, and any and all rights,

privileges and appurtenances thereto.


2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $5,250.00.  The Company and the Executive acknowledge that the Purchase Price set forth herein equals

the fair market value of the Options on the date hereof.


3.   Governing Law.  This Agreement shall be governed by and

construed in accordance with the laws of the State of

Indiana.


4.   Entire Agreement.  This Agreement constitutes the

entire agreement of the parties with respect to the subject

matter hereof and may not be amended or modified otherwise

than by a written agreement executed by the parties hereto.


5.   Withholding.  The Company may withhold from the amount

payable under Section 2 above, such federal, state or local

taxes as shall be required to be withheld pursuant to any

applicable law or regulation.


 IN WITNESS WHEREOF, the Executive and

the Company have each caused this Agreement to be executed

as of the day and year first above written.

"Company"

QUALITY DINING, INC.

/s/__________________

By:  Daniel B. Fitzpatrick

Its:   President "Executive"

/s/_________________________

John C. Firth



SCHEDULE A

John C. Firth

Grant Date          Options Granted
----------          ---------------
12/27/96              15,000

6/24/96               20,000
                      ______
TOTAL                 35,000





EXHIBIT-10AJ



AGREEMENT FOR PURCHASE OF OPTIONS

THIS AGREEMENT made to be effective as of the 1st day of

June, 1999 by and between QUALITY DINING, INC. (the

"Company") and JAMES K. FITZPATRICK (the "Executive").

Statement of Facts


1.  The Company has previously granted the Executive certain options (the "Options") to purchase the Company's common

stock pursuant to the Company's 1993 Stock Option and

Incentive Plan (the "Plan"), which options are identified on

Schedule A hereto.



2.  The Company desires to cancel the Options by purchasing

them from the Executive and the Executive is willing to

surrender the Options all on the terms and conditions set

forth herein.



NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:



1.  Surrender.  The Executive hereby surrenders the Options

to the Company and releases any and all of Executive's

right, title and interest in and to the Options, whether

vested or unvested, and any and all rights, privileges and

appurtenances thereto.



2.  Purchase Price.  The Company shall pay to the Executive,

the product of the number of options surrendered times $.15,

namely $3,175.50.  The Company and the Executive acknowledge that the Purchase Price set forth herein equals the fair

market value of the Options on the date hereof.



3.  Governing Law.  This Agreement shall be governed by and

construed in accordance with the laws of the State of

Indiana.



4.  Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter

hereof and may not be amended or modified otherwise than by

a written agreement executed by the parties hereto.



5.  Withholding.  The Company may withhold from the amount

payable under Section 2 above, such federal, state or local

taxes as shall be required to be withheld pursuant to any

applicable law or regulation.



IN WITNESS WHEREOF, the Executive and the

Company have each caused this Agreement to be executed as of the day and year first above written.

"Company"

QUALITY DINING, INC.

/s/_________________

By:  John C. Firth

Its:  Executive Vice President and General Counsel

"Executive"

/s/______________________

James K. Fitzpatrick





SCHEDULE A

James K. Fitzpatrick

Grant Date                    Options Granted
___________                   _______________
12/27/96                         4,670

12/29/95                         6,500

5/30/96                         10,000
                                ------
TOTAL                           21,170







EXHIBIT 10-AK

AGREEMENT FOR PURCHASE OF OPTIONS



THIS AGREEMENT made to be effective as of the 1st day of

June, 1999 by and between QUALITY DINING, INC. (the

"Company") and GERALD O. FITZPATRICK (the "Executive").

Statement of Facts



1.   The Company has previously granted

the Executive certain options (the "Options") to purchase

the Company's common stock pursuant to the Company's 1993

Stock Option and Incentive Plan (the "Plan"), which options

are identified on Schedule A hereto.



2.   The Company desires to cancel the Options by purchasing

  them from the Executive and the Executive is willing to

  surrender the Options all on the terms and conditions set

  forth herein.



NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:


1.   Surrender.  The Executive hereby surrenders the Options

to the Company and releases any and all of Executive's

right, title and interest in and to the Options, whether

vested or unvested, and any and all rights, privileges and

appurtenances thereto.



2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $2,593.50.  The Company and the Executive acknowledge that the Purchase Price set forth herein equals

the fair market value of the Options on the date hereof.



3.   Governing Law.  This Agreement shall be governed by and

construed in accordance with the laws of the State of

Indiana.



4.   Entire Agreement.  This Agreement constitutes the

entire agreement of the parties with respect to the subject

matter hereof and may not be amended or modified otherwise

than by a written agreement executed by the parties hereto.


 5.  Withholding.  The Company may withhold from the amount

payable under Section 2 above, such federal, state or

 local taxes as shall be required to be withheld pursuant to any applicable law or regulation.



IN WITNESS WHEREOF, the Executive and the Company have each

caused this Agreement to be executed as of the day and year

first above written.

"Company"

QUALITY DINING,INC.

/s/________________

By:  John C. Firth Its:  Executive Vice President and

General Counsel

"Executive"

/s/___________________

Gerald O. Fitzpatrick



SCHEDULE A

Gerald O. Fitzpatrick

Grant Date         Options Granted

12/27/96               3,980

12/29/95               5,810

5/30/96                7,500
                      ------
TOTAL                 17,290





EXHIBIT 10-AL



AGREEMENT FOR PURCHASE OF OPTIONS



THIS AGREEMENT made to be effective as of the 1st day of

June, 1999 by and between QUALITY DINING, INC. (the

"Company") and DAVID M. FINDLAY (the "Executive").

Statement of Facts


1.   The Company has previously granted the Executive

certain options (the "Options") to purchase the Company's

common stock pursuant to the Company's 1993 Stock Option and

Incentive Plan (the "Plan"), which options are identified on

Schedule A hereto.



2.   The Company desires to cancel the Options

by purchasing them from the Executive and the Executive is

willing to surrender the Options all on the terms and

conditions set forth herein.



NOW, THEREFORE, in consideration of the

mutual covenants and conditions contained herein, the

parties hereto agree as follows:



1.   Surrender.  The Executive hereby surrenders the Options

to the Company and releases any and all of Executive's

right, title and interest in and to the Options, whether

vested or unvested, and any and all rights, privileges and

appurtenances thereto.



2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $2,674.50.  The Company and the Executive acknowledge that the Purchase Price set forth herein equals

the fair market value of the Options on the date hereof.



3.   Governing Law.  This Agreement shall be

governed by and construed in accordance with the laws of the

State of Indiana.



4.   Entire Agreement.  This Agreement

constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or

modified otherwise than by a written agreement executed by

the parties hereto.



5. Withholding.  The Company may withhold from the

amount payable under Section 2 above, such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.



IN WITNESS WHEREOF, the Executive and the Company have each

caused this Agreement to be executed as of the day and year

first above written.

 "Company"

QUALITY DINING, INC. /s/___________________

By:  John C. Firth Its:  Executive Vice President and

General Counsel

"Executive" /s/____________________

 David M. Findlay




SCHEDULE A

David M. Findlay

Grant Date       Options Granted
----------       ----------------
12/27/96           11,780

12/29/95            1,050

5/30/96             5,000
                   ------
TOTAL              17,830





EXHIBIT 10-AM



AGREEMENT FOR PURCHASE OF OPTIONS THIS AGREEMENT made to be

effective as of the 1st day of June, 1999 by and between

QUALITY DINING, INC. (the "Company") and ROBERT C. HUDSON

(the "Executive").

Statement of Facts



1.   The Company has previously granted the Executive

certain options (the "Options") to purchase the Company's

common stock pursuant to the Company's 1993 Stock Option and

Incentive Plan (the "Plan"), which options are identified on

Schedule A hereto.



2.   The Company desires to cancel the Options by purchasing

them from the Executive and the Executive is willing to

surrender the Options all on the terms and conditions set

forth herein.


NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:



1.   Surrender.  The Executive hereby surrenders the

Options to the Company and releases any and all of

Executive's right, title and interest in and to the Options,

whether vested or unvested, and any and all rights,

privileges and appurtenances thereto.



2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $295.50.  The Company and the Executive

acknowledge that the Purchase Price set forth herein equals

the fair market value of the Options on the date hereof.



3.   Governing Law.  This Agreement shall be governed by and

construed in accordance with the laws of the State of

Indiana.



4.   Entire Agreement.  This Agreement constitutes the

entire agreement of the parties with respect to the subject

matter hereof and may not be amended or modified otherwise

than by a written agreement executed by the parties hereto.



5.   Withholding.  The Company may withhold from the amount

payable under Section 2 above, such federal, state or local

taxes as shall be required to be withheld pursuant to any

applicable law or regulation.



 IN WITNESS WHEREOF, the Executive and the Company have each caused this Agreement to be executed as of the day and year

first above written.

"Company"

QUALITY DINING, INC.

/s/_________________

By:  John C. Firth Its:  Executive Vice President and

General Counsel

"Executive"

/s/_________________

Robert C. Hudson

SCHEDULE A

Robert C .Hudson

Grant Date         Options Granted
-----------        ---------------
12/27/96                 650

12/22/95               1,320
                       -----
TOTAL                  1,970





EHIBIT 10-AN



AGREEMENT FOR PURCHASE OF OPTIONS THIS AGREEMENT made to be

effective as of the 1st day of June, 1999 by and between

QUALITY DINING, INC. (the "Company") and PATRICK J. BARRY

(the "Executive").

Statement of Facts



1.   The Company has previously granted the Executive

certain options (the "Options") to purchase the Company's

common stock pursuant to the Company's 1993 Stock Option and

Incentive Plan (the "Plan"), which options are identified on

Schedule A hereto.



2.   The Company desires to cancel the Options by purchasing

them from the Executive and the Executive is willing to

surrender the Options all on the terms and conditions set

forth herein.



NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:



1.   Surrender.  The Executive hereby surrenders the Options

to the Company and releases any and all of Executive's

right, title and interest in and to the Options, whether

vested or unvested, and any and all rights, privileges and appurtenances thereto.



2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $2,250.00.  The Company and the Executive acknowledge that the Purchase Price set forth herein equals the fair market value of the Options on the date hereof.



3.   Governing Law.  This Agreement shall be governed by and

construed in accordance with the laws of the State of

Indiana.



4.   Entire Agreement.  This Agreement constitutes the

entire agreement of the parties with respect to the subject

matter hereof and may not be amended or modified otherwise than by a written agreement executed by the parties hereto.



 5.   Withholding.  The Company may withhold from the amount

payable under Section 2 above, such federal, state or local

taxes as shall be required to be withheld pursuant to any

applicable law or regulation.



IN WITNESS WHEREOF, the Executive and the Company have each

caused this Agreement to be executed as of the day and year

first above written.

"Company"

QUALITY DINING, INC.

/s/__________________

By:  John C. Firth

Its:  Executive Vice President and General Counsel

"Executive"

/s/__________________

Patrick J. Barry



SCHEDULE A

Patrick J. Barry

GRANT DATE                OPTIONS GRANTED
----------                ---------------
10/22/96                      15,000







EXHIBIT 10-AO



AGREEMENT FOR PURCHASE OF OPTIONS

THIS AGREEMENT made to be effective as of the 1st day of

June, 1999 by and between QUALITY DINING, INC. (the

"Company") and MARTI'N L. MIRANDA (the "Executive"). Statement of Facts



1.   The Company has previously granted the

Executive certain options (the "Options") to purchase the

Company's common stock pursuant to the Company's 1993 Stock

Option and Incentive Plan (the "Plan"), which options are

identified on Schedule A hereto.



 2.  The Company desires to cancel the Options

by purchasing them from the Executive and the Executive is

willing to surrender the Options all on the terms and

conditions set forth herein.



NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as

follows:



1.   Surrender.  The Executive hereby surrenders

the Options to the Company and releases any and all of

Executive's right, title and interest in and to the Options,

whether vested or unvested, and any and all rights,

privileges and appurtenances thereto.



2.   Purchase Price.  The Company shall pay to the

Executive, the product of the number of options surrendered

times $.15, namely $595.50.  The Company and the Executive

acknowledge that the Purchase Price set forth herein equals

the fair market value of the Options on the date hereof.



3.   Governing Law.  This Agreement shall be governed by and

construed in accordance with the laws of the State of

Indiana.



4.   Entire Agreement.  This Agreement constitutes the

entire agreement of the parties with respect to the subject

matter hereof and may not be amended or modified otherwise

than by a written agreement executed by the parties hereto.



5.   Withholding.  The Company may withhold from the amount

payable under Section 2 above, such federal, state or local

taxes as shall be required to be withheld pursuant to any

applicable law or regulation.



IN WITNESS WHEREOF, the Executive and the Company have each

caused this Agreement to be executed as of the day and year

first above written.

 "Company"

QUALITY DINING, INC.

/s/_________________

By:  John C. Firth Its:  Executive Vice President and

General Counsel

"Executive"

/s/_________________

Marti'n L. Miranda



SCHEDULE A

Marti'n L. Miranda

Grant Date       Options Granted
----------       ---------------
12/27/96            720

12/29/95            750

5/30/96           2,500
                  -----
TOTAL             3,970